THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTORSM
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED NOVEMBER 19, 2003
TO
PROSPECTUS DATED MAY 1, 2003

          Effective January 2, 2004, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the sole purpose of ceasing future sales of the Policies.

          Effective January 2, 2004, on page 1 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

          After December 31, 2003, USL will no longer sell the Platinum Investor Policies described in this prospectus. Your rights as a Platinum Investor Policy owner, including the right to make additional premium payments, are not affected by this change.

          This prospectus describes Platinum Investor flexible premium variable life insurance Policies issued by USL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. Platinum Investor pays a death benefit to a beneficiary you designate when the insured person dies. You choose one of two death benefit options.